SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 22, 2004
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                                LORAL ORION, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-22085                           52-2008654
(State or other                   (Commission                      (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                           Number)


               500 Hills Drive, Bedminster, New Jersey       07921
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (908) 470-2300
                                 --------------

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Item 9. Regulation FD Disclosure

     On March 22, 2004, Loral Space & Communications Ltd. ("Loral") filed amended monthly consolidated operating reports for the periods of November 22, 2003 through December 31, 2003 and January 1, 2004 through January 23, 2004 (the "Operating Reports") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Certain information pertaining to Loral Orion, Inc. (the "Company") is contained in the schedules to the Operating Reports.

     On March 23, 2004, Loral filed an annual report for the fiscal year ended December 31, 2003 (the "Annual Report") with the Bankruptcy Court. Certain information pertaining to the Company is contained in the Annual Report.

     Copies of the Annual Report and the Operating Reports may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.

      Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     Cautionary Statement Regarding Financial and Operating Data

     The Operating Reports contain financial statements and other financial information (including the information pertaining to the Company) that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The


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Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Information set forth in the Operating Reports pertaining to the Company should not be viewed as indicative of future results.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Loral Orion, Inc.

                                        By: /s/ Janet Yeung
                                            ------------------------------
                                        Name:  Janet Yeung
                                        Title: Vice President and
                                               Assistant Secretary


Date: March 24, 2004